UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 17, 2023, ITC Holdings Corp. (the “Company”) issued a news release announcing that it (1) commenced a private offering of senior unsecured notes due 2033 and a follow-on issue to its existing $600 million aggregate principal amount of 4.95% senior notes due 2027 (the “Notes”), subject to market conditions and (2) priced the offering of the Notes.

The Company intends to use the net proceeds from this offering to redeem in full $250 million aggregate principal amount of its 4.05% Senior Notes due July 1, 2023 (the “2023 Notes”), to repay indebtedness outstanding under its commercial paper program and for general corporate purposes.

Copies of the press releases, each dated May 17, 2023 announcing the (1) commencement of a private offering of the Notes and (2) pricing of the Notes, respectively, are filed as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.

4.05% Senior Notes due 2023

On May 17, 2023, the Company notified Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), under the indenture, dated as of April 18, 2013 (the “Base Indenture”), among the Company and the Trustee, as amended and supplemented by the First Supplemental Indenture, dated as of July 3, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), governing the 2023 Notes, that the Company will redeem all of the issued and outstanding 2023 Notes on June 16, 2023, at a redemption price equal to 100% of the principal amount of the 2023 Notes, plus accrued and unpaid interest on the redeemed 2023 Notes to, but excluding, June 16, 2023. The redemption will be funded with the net proceeds of the offering of the Notes, which is expected to close on June 1, 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated May 17, 2023, by the Company, announcing the commencement of a private offering of the Notes.

99.2	Press release, dated May 17, 2023, by the Company, announcing the pricing of the Notes.

104	Cover page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: May 17, 2023	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary